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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-72602, 33-72600, 33-72598, 33-90722 and
33-90724) of Aviall, Inc. and its subsidiaries of our report dated May 14, 1996 on the consolidated financial statements of Aviall Limited appearing on page 2 of Exhibit 99.2 in this Form 8-K.



Price Waterhouse
Chartered Accountants

Glasgow, Scotland
May 14, 1996